                                                                    EXHIBIT 3.23
                                                                          PAGE 1


                                STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                        --------------------------------



     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:

     "WYXR LICENSE CORP.", A DELAWARE CORPORATION,

     WITH AND INTO "CHANCELLOR MEDIA PENNSYLVANIA LICENSE CORP." UNDER THE NAME OF "CHANCELLOR MEDIA PENNSYLVANIA LICENSE CORP.", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE SEVENTH DAY OF AUGUST, A.D. 1998, AT 3:30 O'CLOCK P.M.

     A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.




                                      /s/ EDWARD J. FREEL
                                      -----------------------------------
                                      Edward J. Freel, Secretary of State

                                      AUTHENTICATION:    9242536

                             [SEAL]             DATE: 08-10-98

                              CERTIFICATE OF MERGER
                                       OF
                               WYXR LICENSE CORP.
                                      INTO
                   CHANCELLOR MEDIA PENNSYLVANIA LICENSE CORP.

     The undersigned corporation, organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

     DOES HEREBY CERTIFY:

     FIRST: That the name and state of incorporation of each of the constituent corporations of the merger is as follows:

    NAME                                                STATE OF INCORPORATION
    ----                                                ----------------------
    WYXR License Corp.                                         Delaware
    Chancellor Media Pennsylvania License Corp.                Delaware

     SECOND: That a Plan and Agreement of Merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 251 of the General Corporation Law of the State of Delaware.

     THIRD: That the name of the surviving corporation is Chancellor Media Pennsylvania License Corp.

     FOURTH: The Certificate of Incorporation of Chancellor Media PENNSYLVANIA LICENSE CORP. shall be the Certificate of Incorporation of the surviving corporation, to remain unchanged until amended in accordance with the provisions thereof and of applicable law.

     FIFTH: That the executed Plan and Agreement of Merger is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is 300 Crescent Court, Suite 600, Dallas, Texas 75201.

     SIXTH: That a copy of the Plan and Agreement of Merger will be furnished by the surviving corporation on request and without cost to any stockholder of any constituent corporation.

Dated:      August 7,       ,1998
      ----------------------

                                    CHANCELLOR MEDIA PENNSYLVANIA
                                    LICENSE CORP.


                                    By: /s/ ANDREA HULCY
                                       -----------------------------------------
                                       Andrea Hulcy
                                       Vice President and Assistant Secretary

                                STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                        --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:

     "WDAS(AM) LICENSE CORP.", A DELAWARE CORPORATION,

     "WDAS(FM) LICENSE CORP.", A DELAWARE CORPORATION,

     "WJJZ LICENSE CORP.", A DELAWARE CORPORATION,

     WITH AND INTO "CHANCELLOR MEDIA PENNSYLVANIA LICENSE CORP." UNDER THE NAME OF "CHANCELLOR MEDIA PENNSYLVANIA LICENSE CORP.", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE THIRTY-FIRST DAY OF JULY, A.D. 1998, AT 3:30 O'CLOCK P.M.

     A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.




                                      /s/ EDWARD J. FREEL
                                      -----------------------------------
                                      Edward J. Freel, Secretary of State

                                      AUTHENTICATION:    9230049

                           [SEAL]               DATE: 07-31-98

     SIXTH: That a copy of the Plan and Agreement of Merger will be furnished by the surviving corporation on request and without cost to any stockholder of any constituent corporation.

Dated:      July 31,        ,1998
      ----------------------

                                    CHANCELLOR MEDIA
                                    PENNSYLVANIA LICENSE CORP.


                                    By: /s/ ANDREA HULCY
                                       -----------------------------------------
                                       Andrea Hulcy
                                       Vice President and Assistant Secretary

                                STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                        --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "WUSL LICENSE CORP.", CHANGING ITS NAME FROM "WUSL LICENSE CORP." TO "CHANCELLOR MEDIA PENNSYLVANIA LICENSE CORP.", FILED IN THIS OFFICE ON THE THIRD DAY OF JUNE, A.D.1998, AT 9 O'CLOCK P.M.

     A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.



                                      /s/ EDWARD J. FREEL
                                      -----------------------------------
                                      Edward J. Freel, Secretary of State

                                      AUTHENTICATION:    9116336

                        [SEAL]                  DATE: 06-03-98

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                               WUSL LICENSE CORP.

     Pursuant to Section 242 of the General Incorporation Law of the State of Delaware, WUSL License Corp. (the "Corporation"), a Delaware corporation, hereby certifies that:

     1. The Certificate of Incorporation of the Corporation is hereby amended by deleting the present Article FIRST and inserting in lieu thereof a new Article FIRST, as follows:

          FIRST: The name of the Corporation (hereinafter sometimes referred to as the "Corporation") is:

          "CHANCELLOR MEDIA PENNSYLVANIA LICENSE CORP."

     2. The Directors and Sole Shareholder of the Corporation, by written consent, adopted, approved and ratified the foregoing Amendment.

     IN WITNESS WHEREOF, the Corporation has caused the Certificate of Amendment to be signed and executed in its corporate name by Andrea Hulcy, its Vice President, on this 3rd day of June, 1998.

                                               WUSL LICENSE CORP.,
                                               a Delaware Corporation

                                               By: /s/ ANDREA HULCY
                                                  -----------------------------
                                               Name: Andrea Hulcy
                                               Title: Vice President

                                STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                        --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "WRFX (FM) LICENSE CORP.", CHANGING ITS NAME FROM "WRFX (FM) LICENSE CORP." TO "WUSL LICENSE CORP.", FILED IN THIS OFFICE ON THE TWELFTH DAY OF JUNE, A.D. 1997, AT 12 O'CLOCK P.M.

     A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.



                                      /s/ EDWARD J. FREEL
                                      -----------------------------------
                                      Edward J. Freel, Secretary of State

                                      AUTHENTICATION:    8510026

                        [SEAL]                  DATE:    06-13-97

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                             WRFX(FM) LICENSE CORP.

     Pursuant to Section 242 of the General Incorporation Law of the State of Delaware, WRFX(FM) License Corp. (the "Corporation"), a Delaware corporation, hereby certifies that:

     1. The Certificate of Incorporation of the Corporation is hereby amended by deleting the present Article FIRST and inserting in lieu thereof a new Article FIRST, as follows:

          FIRST: The name of the Corporation (hereinafter sometimes referred to as the "Corporation") is:

                              "WUSL LICENSE CORP."

     2. The Sole Director and Sole Shareholder of the Corporation, by written consent, adopted, approved and ratified the foregoing Amendment.

     IN WITNESS WHEREOF, the Corporation has caused the Certificate of Amendment to be signed and executed in its corporate name by Omar Choucair, its Vice President, on this 12th day of June, 1997.

                                               WRFX(FM) LICENSE CORP.,
                                               a Delaware Corporation

                                               By: /s/ OMAR CHOUCAIR
                                                  -----------------------------
                                               Name: Omar Choucair
                                               Title: Vice President

                                STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                        --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "PYRAMID COMMUNICATIONS - CHARLOTTE FM CORP.", CHANGING ITS NAME FROM "PYRAMID COMMUNICATIONS - CHARLOTTE FM CORP.", TO "WRFX(FM) LICENSE CORP.", FILED IN THIS OFFICE ON THE SEVENTEENTH DAY OF JANUARY, A.D. 1996, AT 4 O'CLOCK P.M.

     A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.



                                      /s/ EDWARD J. FREEL
                                      -----------------------------------
                                      Edward J. Freel, Secretary of State

                                      AUTHENTICATION:    7793532

                        [SEAL]                  DATE:    01-17-96

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                   PYRAMID COMMUNICATIONS - CHARLOTTE FM CORP.

     Pursuant to Section 242 of the General Corporation Law of the State of Delaware, Pyramid Communications-Charlotte FM Corp. (the "Corporation"), a Delaware corporation, hereby certifies that:

     1. The Certificate of Incorporation of the Corporation is hereby amended by deleting the present Article FIRST and inserting in lieu thereof a new Article FIRST, as follows:

          FIRST: The name of the Corporation (hereinafter sometimes referred to as the "Corporation") is:

                            "WRFX(FM) LICENSE CORP."

     2. The Board of Directors and Stockholders of the Corporation, by written consent, adopted, approved and ratified the foregoing Amendment.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed and executed in its corporate name by Matthew E. Devine, its assistant secretary, on this 17th day of January, 1996.


                                               PYRAMID COMMUNICATIONS --
                                               CHARLOTTE FM CORP.,
                                               a Delaware corporation

                                               By: /s/ MATTHEW E. DEVINE
                                                  -----------------------------
                                                    Matthew E. Devine
                                                    Assistant Secretary

                                STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                        --------------------------------

     I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "PYRAMID COMMUNICATIONS-CHARLOTTE FM CORP." FILED IN THIS OFFICE ON THE TWENTY-SECOND DAY OF NOVEMBER, A.D. 1993, AT 10 O'CLOCK A.M.

     A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.





                                 * * * * * * * *




                                      /s/ WILLIAM T. QUILLEN
                                      --------------------------------------
                                      William T. Quillen, Secretary of State

                                      AUTHENTICATION:    *4158332

                        [SEAL]                  DATE:    11/22/1993

                          CERTIFICATE OF INCORPORATION

                                       of

                  PYRAMID COMMUNICATIONS - CHARLOTTE FM CORP.

     The undersigned, in order to form a corporation for the purpose hereinafter stated, under and pursuant to the provisions of the Delaware General Corporation Law, hereby certifies that:

     1. The name of the Corporation is Pyramid Communications - Charlotte FM
Corp.

     2. The registered office and registered agent of the Corporation is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, County of New Castle, Delaware 19801.

     3. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

     4. The total number of shares of stock that the Corporation is authorized to issue is 1,000 shares of Common Stock, par value $.01 per share.

     5. The name and address of the incorporator is Kuang-Hsiang Lin, 425 Lexington Avenue, New York City, New York 10017.

     6. The Board of Directors of the Corporation, acting by majority vote, may alter, amend or repeal the By-Laws of the Corporation.

     7. Except as otherwise provided by the Delaware General Corporation Law as the same exists or may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Any repeal or modification of this Article SEVENTH by the stockholders of the Corporation shall not adversely affect any right of protection of a director of the Corporation existing at the time of such repeal or modification.

     IN WITNESS WHEREOF, the undersigned has signed this Certificate of Incorporation on November 18, 1993.



                                        /s/ KUANG-HSIANG LIN
                                        -----------------------------------
                                        Kuang-Hsiang Lin
                                        Sole Incorporator